BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                              Period End Balances                     Average Balances
                                                     -------------------------------------  ------------------------------------
                                                                 September 30,                  Quarter Ended September 30,
                                                     -------------------------------------  ------------------------------------
 BALANCE SHEETS                                           2003                 2002              2003                2002
                                                     ----------------     ----------------  ----------------   -----------------
  ASSETS
 Cash and due from banks                                   $ 584,905            $ 531,269         $ 450,266           $ 423,379
 Trading securities                                           19,238                6,791            27,830              13,341
 Funds sold                                                   22,200                8,315            32,491              11,331
 Securities:
   Available for sale                                      4,009,524            4,120,935         4,359,948           3,781,297
   Held for investment                                       192,877              195,643           187,219             194,483
                                                      ----------------     ----------------  ----------------   -----------------
 Total securities                                          4,202,401            4,316,578         4,547,167           3,975,780
 Loans:
   Commercial                                              4,180,222            3,792,462         4,083,164           3,706,079
   Commercial real estate                                  1,572,083            1,407,329         1,535,549           1,375,274
   Residential mortgage                                    1,111,115              985,584         1,085,425             963,135
   Consumer                                                  428,136              409,779           418,073             400,445
                                                     ----------------     ----------------  ----------------   -----------------
 Total loans                                               7,291,556            6,595,154         7,122,211           6,444,933
 Less allowance for loan losses                             (126,971)            (111,226)         (125,966)           (110,590)
                                                     ----------------     ----------------  ----------------   -----------------
 Total loans, net                                          7,164,585            6,483,928         6,996,245           6,334,343
 Premises and equipment, net                                 167,813              144,389           162,395             141,076
 Accrued revenue receivable                                   59,575               65,935            58,595              62,893
 Intangible assets, net                                      251,470              145,940           205,849             144,880
 Mortgage servicing rights, net                               48,392               42,252            47,689              64,093
 Real estate and other repossessed assets                      7,920                6,427             6,218               5,630
 Receivable on unsettled security transactions               260,961                    -            28,303                   -
 Bankers' acceptances                                         45,810               28,365            39,338              28,731
 Derivative contracts                                        111,406               54,671           133,498              50,387
 Other assets                                                154,120               77,018           120,745              76,766
                                                     ----------------     ----------------  ----------------   -----------------
 TOTAL ASSETS                                           $ 13,100,796         $ 11,911,878      $ 12,856,629        $ 11,332,630
                                                     ================     ================  ================   =================
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                                $ 1,566,376          $ 1,359,893       $ 1,323,641         $ 1,188,441
   Interest-bearing transaction                            3,698,527            2,821,579         3,715,035           2,795,449
   Savings                                                   180,805              164,188           170,796             164,952
   Time deposits                                           3,481,517            3,128,317         3,423,920           3,090,272
                                                     ----------------     ----------------  ----------------   -----------------
 Total deposits                                            8,927,225            7,473,977         8,633,392           7,239,114
 Federal funds purchased and
   repurchase agreements                                   1,437,902            1,730,894         1,529,721           1,615,075
 Other borrowed funds                                      1,098,647            1,098,242         1,062,734             999,140
 Subordinated debentures                                     154,756              185,640           154,865             185,748
 Accrued interest, taxes, and expenses                        68,583               78,187            86,058              76,411
 Due on unsettled security transactions                            -              243,038                 -             149,712
 Bankers' acceptances                                         45,810               28,365            39,338              28,731
 Derivative contracts                                        109,592               44,758           130,762              45,160
 Other liabilities                                            70,874               43,187            58,425              41,453
                                                     ----------------     ----------------  ----------------   -----------------
 TOTAL LIABILITIES                                        11,913,389           10,926,288        11,695,295          10,380,544
 Shareholders' Equity:
   Shareholders' equity                                    1,181,620              941,847         1,142,690             914,258
   Unrealized securities gains (losses)                        5,787               43,743            18,644              37,828
                                                     ----------------     ----------------  ----------------   -----------------
 TOTAL SHAREHOLDERS' EQUITY                                1,187,407              985,590         1,161,334             952,086
                                                     ----------------     ----------------  ----------------   -----------------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                                 $ 13,100,796         $ 11,911,878      $ 12,856,629        $ 11,332,630
                                                     ================     ================  ================   =================

                                                            For the Quarters Ended               For the Nine Months Ended
                                                     -------------------------------------  ------------------------------------
                                                                 September 30,               September 30,
                                                     -------------------------------------  ------------------------------------
 STATEMENTS OF EARNINGS                                   2003                 2002              2003                2002
                                                     ----------------     ----------------  ----------------   -----------------
 Interest revenue                                          $ 137,804            $ 144,430         $ 421,290           $ 431,157
 Interest expense                                             41,633               51,861           132,041             157,240
                                                     ----------------     ----------------  ----------------   -----------------
  Net interest revenue                                         96,171               92,569           289,249             273,917
 Provision for loan losses                                     8,220                8,029            27,635              23,729
                                                     ----------------     ----------------  ----------------   -----------------
  Net interest revenue after
   provision for loan losses                                  87,951               84,540           261,614             250,188

 Other operating revenue
   Brokerage and trading revenue                              11,588                5,359            30,299              17,725
   Transaction card revenue                                   15,241               13,654            43,978              39,579
   Trust fees and commissions                                 11,762                9,605            32,787              30,279
   Service charges and fees on deposit accounts               21,106               18,395            59,696              48,641
   Mortgage banking revenue, net                              12,735               12,556            44,879              33,967
   Leasing revenue                                               949                  790             2,603               2,504
   Other revenue                                               7,587                5,105            18,580              15,845
                                                     ----------------     ----------------  ----------------   -----------------
   Total fees and commissions                                  80,968               65,464           232,822             188,540
   Gain on sale of other assets                                   14                  444               752               1,127
   Gain (loss) on sales of securities, net                   (12,007)              34,341             8,139              48,362
   Gain (loss) on derivatives                                 (4,566)               7,218            (6,789)              5,229
                                                     ----------------     ----------------  ----------------   -----------------
   Total other operating revenue                              64,409              107,467           234,924             243,258

 Other operating expense
   Personnel                                                  56,915               45,999           164,283             136,285
   Business promotion                                          2,912                2,483             9,164               8,569
   Professional fees and services                              4,454                2,816            13,623               9,456
   Net occupancy & equipment                                  11,600               10,578            33,901              31,217
   Data processing & communications                           13,989               12,138            40,651              33,792
   FDIC and other insurance                                      589                  468             1,635               1,390
   Printing, postage and supplies                              3,459                3,172            10,341               9,247
   Net (gains) losses and operating expenses
     on repossessed assets                                       283                  108               626                 811
   Amortization of intangible assets                           1,959                1,867             5,513               5,636
   Mortgage banking costs                                      8,268               11,635            34,191              27,783
   Provision (recovery) for impairment of
     mortgage servicing rights                               (16,186)              29,042           (20,663)             47,538
   Other expense                                               3,510                4,425            11,508              12,025
                                                     ----------------     ----------------  ----------------   -----------------
 Total other operating expense                                91,752              124,731           304,773             323,749

 Income before taxes                                          60,608               67,276           191,765             169,697
 Federal and state income taxes                               21,792               23,784            68,707              59,977
                                                     ----------------     ----------------  ----------------   -----------------
  Net Income                                                 $ 38,816             $ 43,492         $ 123,058           $ 109,720
                                                     ================     ================  ================   =================

                                                            For the Quarters Ended               For the Nine Months Ended
                                                     -------------------------------------  ------------------------------------
                                                                 September 30,               September 30,
                                                     -------------------------------------  ------------------------------------
 FINANCIAL DATA                                           2003                 2002              2003                2002
                                                     ----------------     ----------------  ----------------   -----------------
 Capital:
   Average equity                                        $ 1,161,334            $ 952,086       $ 1,147,884           $ 899,437
   Period-end equity                                     $ 1,187,407            $ 985,590       $ 1,187,407           $ 985,590
   Risk-based capital ratios:
     Tier 1                                                    8.78%                9.03%
     Total capital                                            10.96%               12.43%
   Leverage ratio                                              6.96%                6.99%

 Common stock:
   Book value per share                                      $ 20.54              $ 17.77           $ 20.54             $ 17.77
                                                     ================     ================  ================   =================
   Basic earnings per share                                   $ 0.67               $ 0.79            $ 2.14              $ 1.99
                                                     ================     ================  ================   =================
   Diluted earnings per share                                 $ 0.60               $ 0.70            $ 1.91              $ 1.77
                                                     ================     ================  ================   =================

 Period end common shares outstanding                     57,076,817           54,627,575        57,076,817          54,627,575

 Average shares outstanding:
     Basic                                                57,059,192           54,633,692        56,940,900          54,560,045
     Diluted                                              64,692,790           62,082,122        64,564,778          62,039,034

 Key ratios:
   Return on average assets                                    1.20%                1.52%             1.30%               1.32%
   Return on average equity                                   13.26%               18.12%            14.33%              16.31%
   Net interest margin                                         3.32%                3.66%             3.45%               3.76%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                         $ 50,788             $ 53,462
   Real estate and other repossessed assets                    7,920                6,427
                                                     ----------------     ----------------
                  Total nonperforming assets                 $ 58,708             $ 59,889
                                                     ================     ================

   90-day past due                                          $ 12,372             $ 10,274
                                                     ================     ================

 Gross charge-offs                                           $ 8,156              $ 6,125          $ 23,926            $ 18,028
 Recoveries                                                    1,852                1,238             4,909               3,620
                                                     ----------------     ----------------  ----------------   -----------------
  Net charge-offs (recoveries)                                $ 6,304              $ 4,887          $ 19,017            $ 14,408
                                                     ================     ================  ================   =================
  Key ratios:
  Reserve for loan losses to period end loans (A)             1.77%                1.72%
  Nonperforming assets to period
    end loans (A) and repossessed assets                      0.82%                0.93%
  Net charge-offs (annualized) to average loans (A)           0.36%                0.31%             0.37%               0.31%
  Reserve for loan losses to nonperforming loans            250.00%              208.05%

 (A) Excluding residential mortgage loans held for sale.

                                                           For the Quarters Ended               For the Nine Months Ended
                                                     -------------------------------------  ------------------------------------
                                                                  September 30,               September 30,
                                                     -------------------------------------  ------------------------------------
                                                           2003                 2002              2003                2002
                                                    ----------------     ----------------   ---------------   -----------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions              $ 11,630,201         $ 10,186,286      $ 11,376,856         $ 9,909,990
 Average total assets                                   $ 12,856,629         $ 11,332,630      $ 12,623,152        $ 11,133,068
 Average equity                                          $ 1,161,334            $ 952,086       $ 1,147,884           $ 899,437
 Average loans                                           $ 7,122,211          $ 6,444,933       $ 7,014,711         $ 6,280,195
 Loans held for sale (Period end)                          $ 109,035            $ 136,330         $ 109,035           $ 136,330
 Loans held for sale (Average)                             $ 161,762             $ 98,297         $ 139,122            $ 97,485
 Tax equivalent adjustment                                   $ 1,256              $ 1,387           $ 3,986             $ 4,715
 Preferred stock dividends - BOKF                              $ 375                $ 375           $ 1,125             $ 1,125
 Period end common shares O/S                             57,076,817           54,627,575        57,076,817          54,627,575
 Period end fully diluted shares                          64,710,415           62,076,005        64,710,415          62,076,005
 Number of days in period                                         92                   92               273                 273

 Tangible Book Value per Common Share                        $ 16.14              $ 15.10           $ 16.48             $ 14.50
                                                     ================     ================  ================   =================
 Stock Buy Back Program:
 Stock buy back # shares                                           -                    -                 -                   -
 Stock buy back account                                          $ -                  $ -               $ -                 $ -
                                                     ----------------     ----------------  ----------------   -----------------
   Average price per share                                       $ -                  $ -               $ -                 $ -
                                                     ================     ================  ================   =================
  Mortgage Banking:
   Mortgage servicing portfolio                          $ 4,499,482          $ 5,791,851
   Mortgage loan fundings during quarter                   $ 425,024            $ 264,463       $ 1,156,377           $ 657,510
   Mortgage loan refinances to total fundings                 65.84%               56.16%            69.27%              47.24%

 Trust Assets:
   Total trust assets                                   $ 17,575,824         $ 15,104,458